--------------------------------------------------------------------------------
                               John Hancock Funds
--------------------------------------------------------------------------------

                                   Discovery
                                      Fund

                               SEMI-ANNUAL REPORT




                                January 31, 1996

================================================================================

                                    TRUSTEES
                            EDWARD J. BOUDREAU, JR.
                                    Chairman
                            WILLIAM A. BARRON, III*
                               DOUGLAS M. COSTLE*
                               LELAND O. ERDAHL*
                              RICHARD A. FARRELL*
                               WILLIAM F. GLAVIN*
                                 PATRICK GRANT*
                               RALPH LOWELL, JR.*
                               DR. JOHN A. MOORE*
                             PATTI McGILL PETERSON*
                                 JOHN W. PRATT*
                              RICHARD S. SCIPIONE
                        *Members of the Audit Committee
                                    OFFICERS
                            EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                ANNE C. HODSDON
                                   President
                                THOMAS H. DROHAN
                      Senior Vice President and Secretary
                                JAMES B. LITTLE
                            Senior Vice President and
                            Chief Financial Officer
                                SUSAN S. NEWTON
                    Vice President, Assistant Secretary and
                               Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                   CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                89 SOUTH STREET
                          BOSTON, MASSACHUSETTS 02111
                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                 P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116
                               INVESTMENT ADVISER
                          JOHN HANCOCK ADVISERS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603
                             PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                             101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603
                                 LEGAL COUNSEL
                                 HALE AND DORR
                                60 STATE STREET
                          BOSTON, MASSACHUSETTS 02109


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders - technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place - slow economic growth, muted inflation and decent corporate earnings - it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                     BY BERNICE S. BEHAR, PORTFOLIO MANAGER


                                  John Hancock
                                 Discovery Fund

          Market moves higher over the last six months, but technology stocks retreat; Fund expands investment universe

Throughout the past six months, the Dow Jones Industrial Average - one of the most widely-watched stock market barometers - continued to grab headlines as it catapulted to a series of new highs. In the third quarter of 1995, virtually the entire stock market benefited from strong company earnings, a relatively benign inflation environment and a moderately growing economy. But late in the fourth quarter and in early January, the technology sector experienced a sharp pullback even as many other areas of the market were still on the rise. Investors began to worry that the high prices some technology stocks were commanding might be unrealistic given their future earnings prospects.

   For the six-month period ended January 31, 1996, John Hancock Discovery Fund's Class A and Class B shares had total returns of 3.52% and 3.15%, respectively, at net asset value. By comparison, the average small company growth fund returned 5.18% for the same period, according to Lipper Analytical Services.1 In November, 1995, shareholders voted to expand the Fund's investment universe to include not only small- and medium-sized companies, but also large capitalization stocks in an effort to enhance the Fund's flexibility. This change necessitated that the Fund move into the Lipper growth fund category.

"...the technology sector experienced a sharp pullback..."

[A 2 1/2" x 3 1/2" photo of Bernice S.  Behar at bottom  right.  Caption  reads:
"Bernice S. Behar, Portfolio Manager."]

================================================================================

                      John Hancock Funds - Discovery Fund


[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Idexx Laboratories 4.3% 2) Omnicare 4.0% 3) Zoran 3.8% 4) Boston Scientific 3.7% 5) Alternative Resources 3.3%. A footnote below reads: "As a percentage of net assets on January 31, 1996."]

"Throughout the period, we increased our stake in health-care holdings..."

Beginning with this report, the Fund will be comp ared to the average growth fund, which returned 8.28% for the six months ended January 31, 1996, according to Lipper Analytical Services.

Technology ups and downs
In the latter part of the period, investors became wary of semiconductor stocks as microchip supply caught up to, and in some instances surpassed, demand. Our exposure to these companies caused the Fund's performance to suffer. As the downturn occurred, we quickly pared back most of our semiconductor-related holdings. In their place, we added Internet-related and software companies that can help companies improve workplace productivity. One successful addition was CMG Information Services, which invests in other Internet-related companies. Its price nearly doubled during the period.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers." The first listing is CBT Group followed by an up arrow and the phrase "Strong ties in Microsoft, Oracle." The second listing is Corrections Corp. of America followed by an up arrow and the phrase "Leader in private prison management." The third listing is Micro
Warehouse  followed by a down arrow and the phrase  "Problems  with major vendor
Apple Computer." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

CMG's most well-known product is Lycos, the popular World Wide Web "crawler" that gives users easy access to the Internet. We also added CKS Group, an advertising company that provides World Wide Web home-page design for several Fortune 500 companies, among others. One of our strongest performers was software company CBT Group, which contracted with Microsoft to develop a training software package for Windows '95. This form of training is a cost-effective way for companies to get their employees up to speed with new software developments. Another productivity enhancer we added was Project Software & Development, which provides client-server based maintenance software for manufacturing facilities and prod uction equipment. As a whole, technology stocks represented approximately 40% of the Fund's net assets throughout the period.

   The recent pullback in the technology sector was not that surprising given the huge run-up it experienced during most of 1995. Looking ahead, we believe that many technology stocks can continue to maintain their high levels of growth. But the key will be selectivity. It's clear that there has been some divergence in the market, and that only companies that can justify their stock prices with high rates of earnings growth will continue to do well.

Health-care holdings grow
Throughout the period we increased our stake in health-care holdings to about 23% of net assets. We focused on finding companies that provided a niche product, such as biotechnology company Myriad Genetics, which has isolated a number of genes, including the gene tied to breast cancer; Idexx Laboratories, a long time

================================================================================

                      John Hancock Funds - Discovery Fund


[Bar chart with heading " Fund Performance" at top of left hand column. Under the heading is the footnote: "For the six months ended January 31, 1996." The chart is scaled in increments of 2% from bottom to top, with 10% at the top and 0% at the bottom. Within the chart, there are four solid bars. The first represents the 3.52% total return for John Hancock Discovery Fund: Class A. The second represents the 3.15% total return for John Hancock Discovery Fund: Class
B. The third represents the 5.18% total return for the average small-company growth fund. The fourth represents the 8.28% total return for the average growth fund. The footnote below states: "Total returns for John Hancock Discovery Fund are at net asset value with all distributions reinvested. The average growth and small-company growth funds are tracked by Lipper Analytical Services. See following page for historical performance information."]

holding  in the  Fund  which  provides  health  testing  for  animals;  and Dura
Pharmaceuticals,   which  provides  over-the-counter  products  for  respiratory ailments.

Other opportunities
We added some natural resource stocks, particularly oil and natural gas exploration and production companies. As Third World nations continue to develop their economies, their use of energy is exploding. Energy demand is expected to continue to rise while supply is expected to remain somewhat low. One of our largest and most successful holdings in this area was Chesapeake Energy Corp., with rigs in Texas and Oklahoma.

   Within the retail sector, we continued to shy away from traditional apparel companies and discount retailers, and are focusing instead on companies with niche products and services. Because the Fund is now allowed to buy larger companies, we were able to add PetSmart, one of the largest and most successful pet supply chains. We also added Rainforest Cafe, a theme-restaurant chain that started with one store in the Mall of America in Minnesota and has plans to open several more this year, including a new facility at Disney World. Garden Ridge, a chain of craft stores, is attractive because we believe it has a strong growth strategy and solid management.

"...we're still optimistic about the prospect for growth stocks."

Strategy and outlook
Going forward, we'll continue to concentrate on finding companies with sustainable earnings growth rates of 20-25%, no matter what their size. As for the market, we're still optimistic about the prospect for growth stocks. In our view, interest rates could continue to fall. While the Federal Reserve may not have much latitude to reduce interest rates further in front of the presidential election, the market could drive interest rates down independent of any Fed action. If either the economy slows or interest rates tick higher, that could drag on corporate profits. But by their nature, growth stocks tend to be more resilient than other types of stocks during periods of economic weakness. What's more, in our view many growth stocks still have room to rise. As a whole, the Fund's holdings are trading at a discount to their growth rate, which means their prices still aren't fully reflecting their business prospects. Given that, we're optimistic that 1996 can be another good period for growth stocks.

1 Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

     This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

================================================================================

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Discovery Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's shares. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate . As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

--------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
For the period ended December 31, 1995

                                                         ONE        LIFE OF
                                                         YEAR        FUND
                                                         ----        ----
John Hancock Discovery Fund: Class A                    39.89%     68.54%(1)
John Hancock Discovery Fund: Class B                    41.21%     99.97%(2)

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
For the period ended December 31, 1995

                                                         ONE        LIFE OF
                                                         YEAR        FUND
                                                         ----        ----
John Hancock Discovery Fund: Class A                    39.89%     13.97%(1)
John Hancock Discovery Fund: Class B                    41.21%     17.36%(2)


                              Notes to Performance

(1) Class A shares  started on January  3, 1992.
(2) Class B shares  started on August 30, 1991.

================================================================================

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Discovery Fund would be worth on January 31, 1996, assuming you invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index - an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

[Line chart with the heading Discovery Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Discovery Fund on January 3, 1992, before sales charge, and is equal to $17,574 as of January 31, 1996. The second line represents the value of the Standard & Poor's 500 Stock Index and is equal to $17,063 as of January 31, 1996. The third line represents the Discovery Fund after sales charge and is equal to $16,703 as of January 31, 1996.]

[Line chart with the heading Discovery Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the hypothetical $10,000 investment made in the Discovery Fund on August 30, 1991, before contingent deferred sales charge, and is equal to $20,010 as of January 31, 1996. The second line represents the Discovery Fund after contingent deferred sales charge and is equal to $19,810 as of January 31, 1996. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $18,183 as of January 31, 1996.]

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Discovery Fund


The STATEMENT OF ASSETS AND LIABILITIES is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on January 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

The STATEMENT OF OPERATIONS summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Assets and Liabilities
January 31, 1996 (Unaudited)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -



Assets:

 Investments at value - Note C:
   Common stocks (cost - $24,223,445) ..................   $39,338,116
   Joint repurchase agreement (cost - $1,472,000) ......     1,472,000
                                                           -----------
                                                            40,810,116
 Cash...................................................           413
 Receivable for investments sold .......................       929,900
 Receivable for shares sold ............................       150,023
 Dividends and interest receivable .....................         4,772
 Deferred organization expenses - Note A ...............         8,429
 Prepaid expenses ......................................        29,528
 Other assets ..........................................           993
                                                           -----------
                             Total Assets ..............    41,934,174
                             -----------------------------------------

Liabilities:
  Payable for investments purchased ....................       886,255
  Payable to John Hancock Advisers, Inc. and
    affiliates - Note B ................................        12,464
                                                           -----------
                             Total Liabilities .........       898,719
                             -----------------------------------------

Net Assets:
  Capital paid-in ......................................    25,154,211
  Accumulated net realized gain on investments and
    foreign currency transactions ......................     1,170,347
  Net unrealized appreciation of investments ...........    15,114,671
  Net investment loss ..................................  (    403,774)
                                                           -----------
                        Net Assets .....................   $41,035,455
                        ----------------------------------------------
                        ----------------------------------------------


Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest  outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $6,583,114/495,944 .........................   $     13.27
  --------------------------------------------------------------------
  --------------------------------------------------------------------
  Class B - $34,452,341/2,691,702 ......................   $     12.80
  --------------------------------------------------------------------
  --------------------------------------------------------------------
Maximum Offering Price Per Share*
  Class A - ($13.27 x 105.26%) .........................   $     13.97
  --------------------------------------------------------------------
  --------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

Statement of Operations
Six months ended January 31, 1996 (Unaudited)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Investment Income:
  Interest ..............................................   $    25,915
  Dividends (net of foreign withholding taxes of $1,057).        18,141
                                                            -----------
                                                                 44,056
                                                            -----------
Expenses:
  Investment management fee - Note B ....................       175,917
  Distribution/service fee - Note B
            Class A......................................         8,857
            Class B......................................       163,089
        Transfer agent fee - Note B .....................        28,190
        Registration and filing fees ....................        23,474
        Custodian fee ...................................        15,103
        Auditing fee ....................................        10,552
        Printing ........................................         8,157
        Organization expense - Note A ...................         7,381
        Legal fees ......................................         3,766
        Trustees' fees ..................................         2,664
        Miscellaneous ...................................           680
                                                            -----------
                        Total Expenses ..................       447,830
                        -----------------------------------------------
                        Net Investment Loss .............  (    403,774)
                        -----------------------------------------------


Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions
  Net realized gain on investments sold .................     1,766,862
  Net realized loss on foreign currency transactions ....  (         14)
  Change in net unrealized appreciation/depreciation
    of investments ......................................  (    114,479)
                                                            -----------
                        Net Realized and Unrealized
                        Gain on Investments and
                        Foreign Currency Transactions ...     1,652,369
                        -----------------------------------------------
                        Net Increase in Net Assets
                        Resulting from Operations .......   $ 1,248,595
                        -----------------------------------------------
                        -----------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Discovery Fund


Statement of Changes in Net Assets
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                                                SIX MONTHS ENDED     YEAR ENDED
                                                                                                JANUARY 31, 1996      JULY 31,
                                                                                                   (UNAUDITED)          1995
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss ........................................................................   ($   403,774)     ($   666,945)
  Net realized gain (loss) on investments sold and foreign currency transactions .............      1,766,848      (    185,856)
  Change in net unrealized appreciation/depreciation  of investments .........................   (    114,479)       14,483,069
                                                                                                  -----------       -----------
Net Increase in Net Assets Resulting from Operations .........................................      1,248,595        13,630,268
                                                                                                  -----------       -----------
Distributions to Shareholders:
  Distributions from net realized gain on investments sold
    Class A - ($0.1312 and $0.2685 per share, respectively) ..................................   (     61,866)     (    101,860)
    Class B - ($0.1312 and $0.2685 per share, respectively) ..................................   (    350,267)     (    755,311)
                                                                                                  -----------       -----------
      Total Distributions to Shareholders ....................................................   (    412,133)     (    857,171)
                                                                                                  -----------       -----------
From Fund Share Transactions - Net* ..........................................................      3,478,676      (  5,816,073)
                                                                                                  -----------       -----------
Net Assets:
  Beginning of period ........................................................................     36,720,317        29,763,293
                                                                                                  -----------       -----------
End of period (including net investment loss of $403,774 and none, respectively) .............    $41,035,455       $36,720,317
                                                                                                  ===========       ===========

* Analysis of Fund Share Transactions:
                                                                                      SIX MONTHS ENDED
                                                                                      JANUARY 31, 1996             YEAR ENDED
                                                                                         (UNAUDITED)             JULY 31, 1995
                                                                                     ------------------        ------------------

                                                                                     SHARES      AMOUNT        SHARES      AMOUNT
                                                                                     ------      ------        ------      ------
CLASS A
  Shares sold ..................................................................    926,457    $11,970,190    334,726    $3,367,716
  Shares issued to shareholders in reinvestment of distributions ...............      4,495         57,719     10,315        92,837
                                                                                    -------    -----------    -------    ----------
 ...............................................................................    930,952     12,027,909    345,041     3,460,553
  Less shares repurchased ......................................................   (826,830)  ( 10,708,964)  (330,231)  ( 3,351,654)
                                                                                    -------    -----------    -------    ----------
  Net increase .................................................................    104,122    $ 1,318,945     14,810    $  108,899
                                                                                    =======    ===========    =======    ==========
CLASS B
  Shares sold ..................................................................    399,442    $ 5,005,228    214,582    $2,091,432
  Shares issued to shareholders in reinvestment of distributions ...............     25,501        315,955     79,634       696,802
                                                                                    -------    -----------    -------    ----------
 ...............................................................................    424,943      5,321,183    294,216     2,788,234
  Less shares repurchased ......................................................   (256,636)  (  3,161,452)  (951,880)  ( 8,713,206)
                                                                                    -------    -----------    -------    ----------
  Net increase (decrease) ......................................................    168,307    $ 2,159,731   (657,664)  ($5,924,972)
                                                                                    =======    ===========    =======    ==========

The STATEMENT OF CHANGES IN NET ASSETS shows how the value of the Fund's net assets have changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar values.


                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Discovery Fund


Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                 SIX MONTHS ENDED                       YEAR ENDED JULY 31,
                                                 JANUARY 31, 1996     ---------------------------------------------------
                                                   (UNAUDITED)        1995           1994           1993          1992(a)
                                                   -----------        ----           ----           ----          -------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period ............    $ 12.95        $  8.56         $ 10.81        $ 8.95        $  9.40
                                                     -------        -------         -------        ------        -------
Net Investment Loss .............................   (   0.10)+     (   0.17)+      (   0.16)+     (  0.16)      (   0.05)
Net Realized and Unrealized Gain (Loss)
  on Investments and Foreign Currency
  Transactions ..................................       0.55           4.83        (   0.43)         2.15       (   0.40)
                                                     -------        -------         -------        ------        -------
    Total from Investment Operations ............       0.45           4.66        (   0.59)         1.99       (   0.45)
                                                     -------        -------         -------        ------        -------
Less Distributions:
Distributions from Net Realized Gain on
  Investments Sold ..............................   (   0.13)      (   0.27)       (   1.66)       (  0.13)          --
                                                     -------        -------         -------         ------       -------
Net Asset Value, End of Period ..................    $ 13.27        $ 12.95         $  8.56        $ 10.81       $  8.95
                                                     =======        =======         =======        =======       =======
Total Investment Return at Net Asset Value (c) ..       3.52%(b)      55.80        (   6.45%)        22.33%     (   4.79%)(b)

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted) .......    $ 6,583        $ 5,075         $ 3,226        $ 4,692       $ 3,866
Ratio of Expenses to Average Net Assets .........       1.74%*         2.10%           2.01%          2.17%         1.78%*
Ratio of Net Investment Loss to Average
  Net Assets ....................................   (   1.51%)*     (  1.73%)      (   1.64%)     (   1.61%)    (   1.20%)*
Portfolio Turnover Rate .........................         73%           118%            108%           148%          138%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period ............    $ 12.54        $  8.34         $ 10.65        $  8.87       $  8.00
                                                     -------        -------         -------        -------       -------
Net Investment Loss .............................   (   0.14)+     (   0.22)+      (   0.22)+     (   0.23)     (   0.11)
Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions .       0.53           4.69        (   0.43)          2.14          0.98
                                                     -------        -------         -------        -------       -------
    Total from Investment Operations ............       0.39           4.47        (   0.65)          1.91          0.87
                                                     -------        -------         -------        -------       -------
Less Distributions:
Distributions from Net Realized Gain on
  Investments Sold ..............................   (   0.13)      (   0.27)       (   1.66)      (   0.13)         --
                                                     -------        -------         -------        -------       -------
Net Asset Value, End of Period ..................    $ 12.80        $ 12.54         $  8.34        $ 10.65       $  8.87
                                                     =======        =======         =======        =======       =======
Total Investment Return at Net Asset Value (c) ..       3.15%(b)      54.97%       (   7.18%)        21.63%        10.88%(b)

Ratios and Supplemental Data
Net Assets, End of Period (000's omitted) .......    $34,452        $31,645         $26,537        $38,672       $34,636
Ratio of Expenses to Average Net Assets .........       2.43%*         2.70%           2.62%          2.86%         2.56%*
Ratio of Net Investment Loss to Average
  Net Assets ....................................   (   2.20%)*     (  2.34%)      (   2.24%)     (   2.26%)    (   1.56%)*
Portfolio Turnover Rate .........................         73%           118%            108%           148%          138%


  *  On an annualized basis.
(a) Class A and Class B shares commenced operations on January 3, 1992 and August 30, 1991, respectively.
(b)  Not annualized.
(c) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
  +  On average month end shares outstanding.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

================================================================================
                              FINANCIAL STATEMENTS

                      John Hancock Funds - Discovery Fund



The SCHEDULE OF INVESTMENTS is a complete list of all securities owned by the Fund on January 31, 1996. The main category of securities, common stocks, are further broken down by industry groups. Short-term investments, which represent the Funds "cash" position, are listed last.

Schedule of Investments
January 31, 1996 (Unaudited)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

COMMON STOCKS
Advertising (1.32%)
      CKS Group, Inc.** .......................     15,000           $  540,000
                                                                     ----------
Business Services (15.59%)
      Apollo Group, Inc.** ....................     24,400              908,900
      Alternative Resources Corp.** ...........     47,000            1,351,250
      Central Parking Corp ....................     20,000              577,500
      Corrections Corp of America** ...........     30,000            1,278,750
      PhyCor, Inc.** ..........................     22,500            1,080,000
      PMT Services, Inc.** ....................     60,000            1,200,000
                                                                     ----------
                                                                      6,396,400
                                                                     ----------
Computers (25.00%)
      Baan Company, N.V.** ....................     20,500              889,188
      CBT Group PLC, American Depositary
        Receipt ** ............................     21,000            1,139,250
      Fractal Design Corp.** ..................     40,000              525,000
      HNC Software, Inc.** ....................     22,700            1,316,600
      Iomega Corp.** ..........................     20,000              887,500
      MDL Information Systems, Inc.** .........     30,000              573,750
      Network Appliance, Inc.** ...............     20,000              615,000
      Open Text Corp.** .......................      3,000               49,875
      Phamis, Inc.** ..........................     15,000              391,875
      Project Software & Development, Inc.** ..     20,000              710,000
      Red Brick Systems, Inc.** ...............      4,400              148,500
      Secure Computing Corp.** ................     15,000              583,125
      Sterling Software, Inc.** ...............     15,000              888,750
      Zoran Corp.** ...........................     40,000            1,540,000
                                                                     ----------
                                                                     10,258,413
                                                                     ----------
Electronics (1.29%)
      Aseco Corp.** ...........................     20,000              280,000
      ESS Technology, Inc.** ..................     13,000              250,250
                                                                     ----------
                                                                        530,250
                                                                     ----------
Machine - Diversified (1.42%)
      ASM Lithography Holding, N.V.** .........     13,000              581,750
                                                                     ----------
Medical/Dental (19.24%)
      American Oncology Resources, Inc.** .....     13,000              614,250
      Boston Scientific Corp.** ...............     30,000            1,537,500
      CNS, Inc.** .............................     15,000              256,875
      ESC Medical Systems Ltd.** ..............      7,500              190,312
      Idexx Laboratories, Inc.** ..............     35,000            1,758,750
      i-STAT Corp.** ..........................     10,000              330,000
      InStent, Inc.** .........................     25,000              493,750

Medical/Dental (continued)
      Isolyser Co, Inc.** .....................     18,500           $  249,750
      Myriad Genetics, Inc.** .................     25,000              837,500
      Omnicare, Inc. ..........................     35,000            1,627,500
                                                                     ----------
                                                                      7,896,187
                                                                     ----------
Oil & Gas - Exploration (2.72%)
      Benton Oil & Gas Co.** ..................      6,100               75,487
      Chesapeake Energy Corp.** ...............     22,500            1,040,625
                                                                     ----------
                                                                      1,116,112
                                                                     ----------
Pharmaceuticals (4.23%)
      Dura Pharmaceuticals, Inc.** ............     30,000            1,155,000
      Elan Corp.PLC, American Depositary
      Receipt** ...............................     10,000              580,000
                                                                     ----------
                                                                      1,735,000
                                                                     ----------
Photo Equipment (2.24%)
      Seattle Filmworks, Inc.** ...............     40,000              920,000
                                                                     ----------
Publishing - Newspaper (1.64%)
      Desktop Data, Inc.** ....................     25,000              675,000
                                                                     ----------
Retail (10.94%)
      Elkjop Norge AS (Norway) ................     14,300              294,210
      Garden Ridge Corp.** ....................     20,400              673,200
      Global DirectMail Corp.** ...............     14,200              395,825
      Henry Schein, Inc.** ....................     25,000              737,500
      Micro Warehouse, Inc.** .................     10,300              386,250
      Next PLC (United Kingdom) ...............     97,000              671,269
      PetSmart, Inc.** ........................     32,000              976,000
      Strawbridge & Clothier - Class A ........     14,500              355,250
                                                                     ----------
                                                                      4,489,504
                                                                     ----------
Restaurants/Food Service (1.91%)
      Rainforest Cafe, Inc.** .................     28,000              784,000
                                                                     ----------
Telecommunications (6.47%)
      CMG Information Services, Inc.** ........     10,000              592,500
      DSP Communications, Inc.** ..............     25,000            1,075,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      MARKET
ISSUER, DESCRIPTION                            NUMBER OF SHARES        VALUE
-------------------                            ----------------        -----

Telecommunications (continued)
      Omnipoint Corp.** ......................      25,000          $   512,500
      Palmer Wireless, Inc.** ................      11,500              195,500
      P-Com, Inc.** ..........................      20,000              280,000
                                                                    -----------
                                                                      2,655,500
                                                                    -----------
Textiles - Apparel Manufacturing (1.85%)
      Tommy Hilfiger Corp.** .................      20,000              760,000
                                                                    -----------
                     TOTAL COMMON STOCK
                     (Cost $24,223,445) ......     (95.86%)          39,338,116
                                                                    -----------

                                        INTEREST           PAR VALUE
                                          RATE          (000'S OMITTED)
                                          ----          ---------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.59%)
  Investment  in  a  joint  repurchase
    agreement  transaction  with
    Lehman Brothers,  Inc. -
    Dated  01-31-96,  Due 02-01-96
    (secured by U.S. Treasury Bond,
    7.250% due  05-15-16,  8.875%
    due  02-15-19,  6.250% due
    08-15-23, 7.500% due 11-15-16
    and 11.875% due 11-15-03) -
    Note A ............................   5.92%          1,472        1,472,000
                                                                    -----------
           TOTAL SHORT-TERM INVESTMENTS                 ( 3.59%)      1,472,000
                                                         ------     -----------
                      TOTAL INVESTMENTS                 (99.45%)    $40,810,116
                                                         ======     ===========

** Non-income producing security.
The percentage shown for each investment category is the total value of that category as a percentage of net assets of the fund.

Portfolio Concentration (Unaudited)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The Discovery Fund invests primarily in securities issued in the United States of America. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at January 31, 1996 assigned to country categories.

                                               MARKET VALUE
                                               OF SECURITIES
                                              AS A PERCENTAGE
                                                 OF FUND'S
COUNTRY DIVERSIFICATION                         NET ASSETS
-----------------------                         ----------
Norway .......................................    0.72%
United Kingdom ...............................    1.64
United States ................................   97.09
                                                 -----
                             TOTAL INVESTMENTS   99.45%
                                                 =====

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Discovery Fund


(UNAUDITED)
NOTE A--
ACCOUNTING POLICIES

Freedom Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one series portfolio: John Hancock Discovery Fund (the "Fund"). The investment objective of the Fund is to achieve long-term growth of capital.

   The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights to such distribution plan. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $184,368 of capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires July 31, 2003.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable. The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Discovery Fund


ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of investment operations of the Fund.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/loss on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investmen ts in securities, resulting from changes in the exchange rate.

NOTE B -
MANAGEMENT FEE AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, effective December 1, 1995, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

   Prior to December 1, 1995, the Fund paid a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000 and (c) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended January 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $32,745. Out of this amount, $5,343 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $3,762 was paid as sales commissions to unrelated broker-dealers and $23,640 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to

================================================================================
                         NOTES TO FINANCIAL STATEMENTS

                      John Hancock Funds - Discovery Fund


providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended January 31, 1996 contingent deferred sales charges received by JH Funds amounted to $23,339.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution/service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to October 1, 1995, the Fund paid transfer agent fees as a class specific expense based on the number of shareholder accounts and certain out-of-pocket expenses. For the two months ended September 30, 1995, the transfer expense, calculated as a class specific expense, was $3,576 for Class A and $14,720 for Class B, respectively. Effective October 1, 1995, transfer agent expense is a fund expense.

   Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and officers of the Adviser, and/or its affiliates, as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended January 31, 1996, aggregated $28,274,959 and $27,445,582, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended January 31, 1996.

   The cost of investments owned at January 31, 1996 for federal income tax purposes was $25,695,445. Gross unrealized appreciation and depreciation of investments aggregated $15,592,752 and $478,081 respectively, resulting in net unrealized appreciation of $15,114,671.

================================================================================
                             ADDITIONAL INFORMATION

                      John Hancock Funds - Discovery Fund


SHAREHOLDER MEETING

On November 15, 1995, a Special Meeting of the Fund was held to approve the terms of a new Investment Management Contract, including a reduction in the fee payable by the Fund for investment management services. The votes were:
1,475,134 FOR, 3,308 AGAINST,  and 56,205 ABSTAINING.

   The shareholders voted to amend the Fund's fundamental investment objective and redesignate it as non-fundamental, with the votes as follows: 1,237,850 FOR, 41,462 AGAINST, and 78,597 ABSTAINING.

   The shareholders voted to amend the Fund's fundamental investment restriction with regard to short sales, with the votes as follows: 1,171,240 FOR, 103,955 AGAINST, and 82,713 ABSTAINING.

   The shareholders voted to amend the Fund's fundamental investment restriction with regard to lending portfolio securities, with the votes as follows:
1,156,752 FOR, 111,796 AGAINST, and 89,361 ABSTAINING.

   The shareholders voted to elect eighteen Trustees, effective July 1, 1996, with the votes as follows:


                                                       WITHHELD
                                        FOR           AUTHORITY
                                        ---           ---------
Dennis S. Aronowitz..........        1,472,921         61,727
William A. Barron, III.......        1,471,511         63,137
Edward J. Boudreau, Jr.......        1,474,651         59,997
Richard P. Chapman, Jr.......        1,473,880         60,768
William J. Cosgrove..........        1,473,773         60,875
Douglas M. Costle............        1,474,484         60,164
Leland O. Erdahl.............        1,474,376         60,271
Richard A. Farrell...........        1,474,651         59,997
Gail D. Fosler...............        1,473,853         60,795
William F. Glavin............        1,470,740         63,908
Patrick Grant................        1,471,511         63,137
Bayard Henry.................        1,474,651         59,997
Ralph Lowell, Jr.............        1,471,511         63,137
Patti McGill Peterson........        1,473,804         60,844
Dr. John A. Moore............        1,471,150         63,498
John W. Pratt................        1,474,376         60,271
Richard S. Scipione..........        1,473,015         61,633
Edward J. Spellman...........        1,473,282         61,366

================================================================================
                                     NOTES

                      John Hancock Funds - Discovery Fund

================================================================================
                                     NOTES

                      John Hancock Funds - Discovery Fund

================================================================================
                                     NOTES

                      John Hancock Funds - Discovery Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                   Bulk Rate
       A Global Investment Management Firm                U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                   PAID
                                                          Brockton, MA
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--------------------------------------------------------------------------------

This report is for the information of shareholders of the John Hancock Discovery Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[RECYCLE BUG] Printed on Recycled Paper                     JHD 340SA 1/96 3/96